LOCK-UP AGREEMENT

April 3, 1998

Boe & Company
3668 So. Jasper ST.
Aurora, CO 80013

     Re: Summa Metals Corp.

Gentlemen:

The undersigned is the owner ("Record Owner") of 1,050,000 shares of the common stock of Summa Metals Corp. (the "Company"), par value $.001 per share (the "Shares"), which shares are evidenced by certificate Number(s) 000125. In consideration of the Company's filing a Registration Statement on Form SB-2 with the Securities and Exchange Commission, the undersigned hereby agrees with the Company and Boe & Company (the "Underwriter") among the other things enumerated below, not to sell the Shares or otherwise transfer the Shares except as provided herein, until the expiration of the "lock-up" period described in Item 4, Below. The Undersigned further agrees that the restriction on the transfer of the Shares relates to the certificate referenced above or the ownership of the Shares by any transferee of the Shares who acquired same by operation of law. In connection with the foregoing, the undersigned agrees as follows:

1. The Record Owner has full power and authority to enter into this Agreement and to restrict the transferability and salability of the Shares, as provided herein.

2. The Record Owner's compliance with the terms and conditions of this Agreement will not conflict with any instrument or agreement pertaining to such Shares, and will not conflict with, result in a breach of, or constitute a default under any instrument to which the Record Owner is a party.

3. The Record Owner owns the Shares free anmd clear of any and all liens and encumbrances.

4. Neither the Record Owner nor the heirs, representatives, executors, administrators, successors or assigns of the Record Holder, will offer, sell, pledge or otherwise dispose of any of the Shares publicly without the prior written consent of the Underwriter for a period of twelve months from the effective date of the public offering of the Company's Shares.

5. The Record Owner agrees not to make any private transfer of the Shares unless the transferee agrees in writing to be bound by the restrictions of paragraph 4 hereof.


    Sincerely,

/s/ Michael Chaffee
    --------------------------
    Michael Chaffee